                                                                    EXHIBIT 99.1

                                                           LETTER OF TRANSMITTAL

[LOGO] Western Resources


           Dear ADT Limited Shareowner:

             This Letter of Transmittal enables you to exchange each of your Common Shares of ADT (and, if applicable, associated preference share purchase rights*) for $7.50 net in cash and $15.00 of Common Stock of Western Resources, Inc.* Please follow the instructions in this letter in order to exchange your shares (and rights) and receive the benefits of our Offer. Simply complete and sign pages 2 and 3 and return your certificate(s) in the enclosed envelope.

             Our Offer will expire at 5:00 p.m., Eastern Time, on
                 , 1997 (the "Expiration Date") unless extended.
           Shares (and rights) which are tendered may be withdrawn at any time prior to the Expiration Date.

             For further information or assistance regarding our Offer please call our representatives listed on the back.

             Thank you for your time and support.

                                         Sincerely,

                                         /s/ John E. Hayes, Jr.
                                         John E. Hayes, Jr.

 *A tender of Shares will be invalid unless accompanied by a tender of the associated rights.

** Assumes that Western Resources' average share price is greater than $29.75 at the time of closing.

                    IN ORDER TO TENDER YOUR SHARES, SIMPLY:

                 1. SIGN BY THE "X" IN THE BOX BELOW 2. COMPLETE THE SUBSTITUTE FORM W-9 ON PAGE 4.

**IMPORTANT** A TENDER OF SHARES WITHOUT A TENDER OF THE ASSOCIATED PREFERENCE SHARE RIGHTS (THE "RIGHTS") IS INVALID. SEE PAGE 3 TO TENDER RIGHTS.


                               PLEASE SIGN HERE.

 Signature(s) of Shareholder(s) X
                         ----------------------------------------------------
                         ____________________________________________________
 Dated:         , 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  I CERTIFY THAT I HAVE READ THE INSTRUCTIONS ENCLOSED WITH AND CONSTITUTING A
   PART OF THIS LETTER OF TRANSMITTAL AND THAT I COMPLY WITH THE SHAREHOLDER
                REPRESENTATION INCLUDED WITH SUCH INSTRUCTIONS.
 Name(s) ____________________________________________________________________
 ____________________________________________________________________________
                                 (PLEASE PRINT)
 Capacity (Full Title) ______________________________________________________
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________
                    ____________________________________
                      (AREA CODE AND TELEPHONE NUMBER)


   COMPLETE THE BOX BELOW ONLY IF YOU WISH TO TENDER LESS THAN ALL THE SHARES
                        EVIDENCED BY YOUR CERTIFICATE(S)


      CERTIFICATES AND SHARES TENDERED (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------
       Certificate           Total Number of Shares                  Number of
        Number(s)*        Evidenced by Certificate(s)*           Shares Tendered**
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
       Total Shares

--------------------------------------------------------------------------------

  * Do not complete if delivering Shares by book-entry transfer.
 ** You must indicate if you are tendering less than all Shares evidenced by any certificate(s) delivered to the Exchange Agent. See Instruction 4.

                  IN ORDER TO TENDER YOUR RIGHTS, SIMPLY:

                 1. SIGN BY THE "X" IN THE BOX BELOW 2. COMPLETE THE SUBSTITUTE FORM W-9 ON PAGE 4.

**IMPORTANT** A TENDER OF SHARES WITHOUT A TENDER OF THE ASSOCIATED RIGHTS IS INVALID.

                               PLEASE SIGN HERE.

 Signature(s) of Rights holder(s) X
                         ----------------------------------------------------
                         ____________________________________________________
 Dated:         , 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on rights certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  I CERTIFY THAT I HAVE READ THE INSTRUCTIONS ENCLOSED WITH AND CONSTITUTING A
   PART OF THIS LETTER OF TRANSMITTAL AND THAT I COMPLY WITH THE SHAREHOLDER
                REPRESENTATION INCLUDED WITH SUCH INSTRUCTIONS.
 Name(s) ____________________________________________________________________
 ____________________________________________________________________________
                                 (PLEASE PRINT)
 Capacity (Full Title) ______________________________________________________
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________
                    ____________________________________
                      (AREA CODE AND TELEPHONE NUMBER)

   COMPLETE THE BOX BELOW ONLY IF YOU WISH TO TENDER LESS THAN ALL THE RIGHTS
                     EVIDENCED BY YOUR CERTIFICATE(S)


      CERTIFICATES AND RIGHTS TENDERED (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------
       Certificate           Total Number of Rights                  Number of
        Number(s)*        Evidenced by Certificate(s)*           Rights Tendered**
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
       Total Rights

--------------------------------------------------------------------------------

  * Do not complete if delivering Rights by book-entry transfer.

 ** You must indicate if you are tendering less than all Rights evidenced by any certificate(s) delivered to the Exchange Agent. See Instruction 4.

          THIS PAGE MUST BE COMPLETED BY ALL TENDERING SHAREHOLDERS. PLEASE FILL IN YOUR SOCIAL SECURITY NUMBER AND SIGN BELOW.
             Please see Instruction 9 for additional information.

PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK

                        PART 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT RIGHT AND          or Employer
                        CERTIFY BY SIGNING AND          Identification Number
                        DATING BELOW.
                                                       X
 SUBSTITUTE                                             ---------------------
 FORM W-9              --------------------------------------------------------
                        PART 2--Certificates--Under penalties of perjury, I
 DEPARTMENT OF          certify that:
 THE TREASURY           (1) The number shown on this form is my correct
 INTERNAL                   Taxpayer Identification Number (or I am waiting
 REVENUE                    for a number to be issued to me); and
 SERVICE                 (2) I am not subject to backup withholding because
                             (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                        -------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

                        Certification Instructions--You must    PART 3 --
                        cross out item (2) in Part 2 above if   Awaiting
                        you have been notified by the IRS       TIN [_]
                        that you are subject to backup with-
                        holding because of under-reporting
                        interest or dividends on your tax re-
                        turn. However, if after being noti-
                        fied by the IRS that you were subject
                        to backup withholding you received
                        another notification from the IRS
                        stating that you are no longer sub-
                        ject to backup withholding, do not
                        cross out item (2).
                       --------------------------------------------------------

                        SIGNATURE X ________________________  DATE __________

                        NAME (Please Print) _________________________________

NOTE: Failure to complete and return this form may result in backup withholding of 31% of any cash payments made to you pursuant to the Offer. Please review the enclosed guidelines for certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

 Complete the following certification ONLY if you checked the box in Part 3 of
                             Substitute Form W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 ------------------------------------    ------------------------------------
              SIGNATURE                                  DATE

 ------------------------------------
         NAME (PLEASE PRINT)

                           IMPORTANT TAX INFORMATION

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                                   OPTIONAL

  If you would like shares of Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock to be delivered to a different address, complete the top box below.

  If you would like shares of Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock to be issued in a different name, complete the bottom box below. You must include a signature guarantee if you complete the box at the bottom of the page. The signature guarantee process is more fully described in Instructions 1 and 5.


         SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6 and 7)

  To be completed ONLY if certificate(s) for the Western Resources Common Stock and the check to be issued for cash in an amount of $7.00 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the address label.

 Mail Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock to:

 Name _______________________________________________________________________
                            (PLEASE TYPE OR PRINT)
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________



                        SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if certificate(s) for the Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock are to be issued in the name of someone other than those shown on your certificate(s).

 Issue Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock to:

 Name _______________________________________________________________________
                            (PLEASE TYPE OR PRINT)
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________
 ____________________________________________________________________________
             (SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER)

                           GUARANTEE OF SIGNATURE(S)
 Authorized Signature _______________________________________________________
 Name _______________________________________________________________________
                            (PLEASE TYPE OR PRINT)
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________
 Name of Firm ________________________________   Dated:         , 1997

                    The Information Agent for the Offer is:

                                    [LOGO]
                                   MACKENZIE
                                PARTNERS, INC.
                               156 Fifth Avenue
                           New York, New York 10010
                          (800) 322-2885 (toll-free)

                      The Exchange Agent for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

         By Hand
                           By Overnight Courier             By Mail



     Receive Window        77 Water Street, 4th Floor    Wall Street Station
  77 Water Street, 5th         New York, NY 10005           P.O. Box 1023
          Floor                                        New York, NY 10268-1023
   New York, NY 10005

       By Facsimile Transmission                    Telephone Number

 (for Eligible Institutions only)

                                              For information call collect
             (212) 701-7636                          (212) 701-7618
             (212) 701-7640
          Confirm by telephone
             (212) 701-7618

                     The Dealer Managers for the Offer are:

                              SALOMON BROTHERS INC

                            Seven World Trade Center
                            New York, New York 10048
                         (212) 783-5827 (call collect)

                            BEAR, STEARNS & CO. INC.

                                245 Park Avenue
                            New York, New York 10167
                           (888) 221-3671 (toll-free)

                             CHASE SECURITIES INC.

                                270 Park Avenue
                            New York, New York 10017
                         (212) 270-3582 (call collect)

                          [LOGO]Western Resources(R)

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal in cases where:

  (a) the Letter of Transmittal is signed by the registered holder(s) of the Shares (and Rights, if applicable) (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares (and Rights, if applicable)) tendered with the Letter of Transmittal and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on the Letter of Transmittal, or

  (b) such Shares (and Rights, if applicable) are tendered for the account of an Eligible Institution (as defined below).

  Otherwise, all signatures on the Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, brokerage houses and credit unions) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. The Letter of Transmittal is to be used either:

  (a) if certificates are to be forwarded with the Letter of Transmittal, or

  (b) if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer--Procedure for Tendering" in the Prospectus (as defined herein), unless an Agent's Message is utilized.

  Certificates for all physically tendered Shares ("Share Certificates") and Rights ("Right Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of Shares (and Rights, if applicable) tendered by book-entry transfer, as well as the Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by the Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

  Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares (and Rights, if applicable) by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Offer--Procedure for Tendering" in the Prospectus.

  In order to utilize the guaranteed delivery procedure: (i) your tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by Western Resources must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Share Certificates for all tendered Shares and Rights Certificates for all tendered Rights (or a confirmation of a book-entry transfer of such securities into the Exchange Agent's account at a Book-Entry Transfer Facility of Shares or Rights tendered by book-entry transfer), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  IF SHARE CERTIFICATES AND RIGHT CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND RIGHTS CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE REPLACEMENT COST OF CERTIFICATES FOR SECURITIES IS GENERALLY 2% OF MARKET VALUE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares (and Rights, if applicable) will be accepted. All tendering shareholders, by execution of the Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares (and Rights, if applicable) for exchange.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares (and Rights, if applicable) should be listed on a separate piece of paper and returned with the Letter of Transmittal.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares (and Rights, if applicable) evidenced by any certificate submitted are to be tendered, fill in the number of Shares (and Rights, if applicable) which are to be tendered in the box on page 2 (and page 3, if applicable) of the Letter of Transmittal. In such cases, new certificate(s) for the remainder of the Shares (and Rights, if applicable) that were evidenced by your old certificate(s) will be sent to you, unless otherwise indicated in the box marked "Special Delivery Instructions" on page 5 of the Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares (and Rights, if applicable) represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If the Letter of Transmittal is signed by the registered holder(s) of the Shares (and Rights, if applicable) tendered, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares (and Rights, if applicable) tendered are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

  If you wish to tender Shares (and Rights, if applicable) and have more than one certificate and those certificates are registered in more than one name, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If the Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Western Resources of their authority so to act must be submitted.

  If the Letter of Transmittal is signed by the registered holder(s) of the Shares (and Rights, if applicable) transmitted with the Letter of Transmittal, no endorsements of certificates or separate stock powers are required unless Western Resources Common Stock or certificates for Shares (and Rights, if applicable) not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If the Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Western Resources will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares (and Rights, if applicable) to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THE LETTER OF TRANSMITTAL.

  7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock are to be issued in the name of a person other than the signer of the Letter of Transmittal or if certificates for Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and cash in lieu of fractional shares, if any, of Western Resources Common Stock are to be mailed to someone other than the signer of the Letter of Transmittal or to an address other than that shown on the address label, the boxes marked "Special Issuance Instructions" or "Special Delivery Instructions" on page 4 of the Letter of Transmittal should be completed.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Managers at their respective telephone numbers and/or addresses set forth on the back of the Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

  9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 on page 3 of the Letter of Transmittal. If a shareholder fails to provide a TIN to the Exchange Agent, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash in lieu of fractional shares of Western Resources Common Stock that are made to such shareholder with respect to Shares (and Rights, if applicable) accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Shares (and Rights, if applicable) or of the last transferee appearing on the stock powers attached to, or endorsed on, the Shares (and Rights, if applicable). If the Shares (and Rights, if applicable) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

  IMPORTANT: THE LETTER OF TRANSMITTAL OR A FACSIMILE COPY THEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                          SHAREHOLDER REPRESENTATION

  The shareholder executing the Letter of Transmittal, or on whose behalf the Letter of Transmittal is executed (the "Tendering Shareholder"), delivers to Western Resources, Inc., a Kansas corporation ("Western Resources"), the above-described common shares, par value $0.10 per share (the "Shares"), including (unless and until Western Resources and Westar Capital, Inc. declare that the Rights Condition (as defined in the Prospectus (as defined below) is satisfied) the associated Rights, of ADT Limited, a company incorporated under the laws of Bermuda ("ADT"), pursuant to Western Resources' offer to exchange $7.50 net in cash and a number of shares of common stock, par value $5.00 per share, of Western Resources (the "Western Resources Common Stock") equal to the Exchange Ratio (as such term is defined in the Prospectus for each outstanding Share (and Right, if applicable), upon the terms and subject to
the conditions set forth in the Prospectus dated       , 1997 (the
"Prospectus"), receipt of which is acknowledged, and in the Letter of Transmittal, including the Instructions and Shareholder Representation (which together with the Prospectus and any amendments thereto, constitute the "Offer"). Shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares, unless the Rights Plan Condition has been satisfied or waived. Unless the ADT Distribution Date (as defined in the Prospectus) occurs, a tender of Shares will constitute a tender of the associated Rights.

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the Shares (and Rights, if applicable) tendered with the Letter of Transmittal in accordance with the terms of the Offer, the Tendering Shareholder sells, assigns and transfers to, or upon the order of, Western Resources, all right, title and interest in and to all of the Shares (and Rights, if applicable) that are being tendered and any and all Shares (and Rights, if applicable) and other securities issued or issuable in respect thereof on or after [commencement date] (collectively, "Distributions"), and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the Tendering Shareholder with respect to such Shares (and Rights, if applicable) (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the Tendering Shareholder's rights with respect to such Shares (and Rights, if applicable) (and any Distributions), to
(a) deliver such Share and Rights Certificates (each as defined herein) (and any Distributions) or transfer ownership of such Shares (and Rights, if applicable) (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Western Resources, (b) present such Shares (and Rights, if applicable) (and any Distributions) for transfer on the books of ADT and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and Rights, if applicable) (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The Tendering Shareholder irrevocably appoints the designees of Western Resources, and each of them, the attorneys-in-fact and proxies of the Tendering Shareholder, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all the Shares (and Rights, if applicable) tendered (and any Distributions) which have been accepted by Western Resources prior to the time of such vote or action, which the Tendering Shareholder is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting), of ADT or otherwise. This proxy and power of attorney is coupled with an interest in the Shares (and Rights, if applicable) and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Shares (and Rights, if applicable) (and any Distributions) by Western Resources in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the Tendering Shareholder at any time with respect to such Shares (and Rights, if applicable) (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the Tendering Shareholder. The Tendering Shareholder understands that in order for Shares (and Rights, if applicable) to be deemed validly tendered, immediately upon Western Resources' acceptance of such Shares (and Rights, if applicable) (and any Distributions) for exchange Western Resources or its designee must be able to exercise full voting rights with respect to such Shares (and Rights, if applicable) (and any Distributions).

  The Tendering Shareholder represents and warrants that the Tendering Shareholder has full power and authority to tender, sell, assign and transfer the Shares (and Rights, if applicable) (and any Distributions) tendered and that when the same are accepted for exchange by Western Resources, Western Resources will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claim. The Tendering Shareholder will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Western Resources to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and Rights, if applicable) (and any Distributions) tendered.

  All authority conferred or agreed to be conferred pursuant to the Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the Tendering Shareholder and any obligation of the Tendering Shareholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Tendering Shareholder. Subject to the withdrawal rights set forth under "The Offer--Withdrawal Rights" in the Prospectus, the tender of Shares (and Rights, if applicable) made is irrevocable.

  The Tendering Shareholder understands that tenders of (and Rights, if applicable) Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering" in the Prospectus and in the instructions to the Letter of Transmittal and acceptance of such Shares (and Rights, if applicable) will constitute a binding agreement between the Tendering Shareholder and Western Resources upon the terms and subject to the conditions set forth in the Offer.

  Unless otherwise indicated on page 4 of the Letter of Transmittal under "Special Issuance Instructions," please issue the shares of Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share (and Right, if applicable) and for cash in lieu of fractional shares, if any, of Western Resources Common Stock in the name(s) of the registered holder(s). Similarly, unless otherwise indicated on page 4 of the Letter of Transmittal under "Special Delivery Instructions," please mail the Western Resources Common Stock and the check to be issued for cash in an amount of $7.50 net per Share and for cash in lieu of fractional shares, if any, of Western Resources Common Stock to the address of the registered holder(s). The Tendering Shareholder recognizes that Western Resources has no obligation, pursuant to the Special Issuance Instructions, to transfer any Shares (and Rights, if applicable) from the name of the registered holder thereof if Western Resources does not accept any of the Shares (and Rights, if applicable) so tendered.

                    The Information Agent for the Offer is:


                                   MacKenzie
                                Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010
                          (800) 322-2885 (toll-free)

                      The Exchange Agent for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

           By Hand            By Overnight Courier             By Mail



     Receive Window        77 Water Street, 4th Floor    Wall Street Station
  77 Water Street, 5th         New York, NY 10005
          Floor

                                                            P.O. Box 1023
                                                       New York, NY 10268-1023
   New York, NY 10005

       By Facsimile Transmission                    Telephone Number

    (for Eligible Institutions only)

                                              For information call collect
             (212) 701-7636                          (212) 701-7618
             (212) 701-7640
          Confirm by telephone
             (212)701-7618

                     The Dealer Managers for the Offer are:

                              SALOMON BROTHERS INC

                            Seven World Trade Center
                            New York, New York 10048
                         (212) 783-5827 (call collect)

                            BEAR, STEARNS & CO. INC.

                                245 Park Avenue
                            New York, New York 10167
                           (888) 221-3671 (toll-free)

                             CHASE SECURITIES INC.

                                270 Park Avenue
                            New York, New York 10017
                         (212) 270-3582 (call collect)